SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 18, 2007
Date of Report
(Date of Earliest Event Reported)

G/O BUSINESS SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or other Jurisdiction)	000-24688 (Commission File No.)	76-0025986 (IRS Employer I.D. No.)

2202 BLUEBONNET DRIVE
RICHARDSON, TX 75082
(Address of Principal Executive Offices)

(469) 233-6258
(Registrant's Telephone Number)

N/A
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Friday June 15, 2007, the Company received and accepted the resignation of George Jarkesy, a member of the Company’s board of directors and its Chairman and Chief Executive Officer. At the time of his resignation, Mr. Jarkesy did not provide any written communication to the Company concerning reasons for his resignation.

Mr. Brian Rodriguez, the Company’s sole remaining director and President has not taken any steps to fill the vacancy created by Mr. Jarkesy’s resignation, and has not at the time of filing this Form 8K identified any replacements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 18, 2007	G/O Business Solutions, Inc. By /s/ Brian Rodriguez Brian Rodriguez, President